UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 31, 2017

CITRIX SYSTEMS, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	0-27084	75-2275152
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

851 West Cypress Creek Road

Fort Lauderdale, Florida 33309

(Address of principal executive offices) (Zip Code)

Telephone: (954) 267-3000

Registrant’s Telephone Number, Including Area Code:

Not Applicable

(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On January 31, 2017, Citrix Systems, Inc. completed the spin-off of its GoTo family of service offerings (the “Spin-off”) and subsequent merger of that business with LogMeIn, Inc. (the “Merger”).

A copy of the press release announcing the completion of the Spin-off and Merger is filed as Exhibit 99.1 hereto.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

99.1	Press Release, dated February 1, 2017

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized on this 1st day of February 2017.

CITRIX SYSTEMS, INC.

By:	/s/ DAVID J. HENSHALL
David J. Henshall
Executive Vice President, Chief Operating Officer and Chief Financial Officer
(Authorized Officer and Principal Financial Officer)

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release, dated February 1, 2017